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                                                                   EXHIBIT 10.64



                     SECURITY AGREEMENT IN COPYRIGHTED WORKS

        This Security Agreement In Copyrighted Works (this "Agreement") is made at Chicago, Illinois as of October 24, 1997, is entered into between ACCUMED INTERNATIONAL, INC., a Delaware corporation ("Grantor"), which has a mailing address at 900 N. Franklin Street, Suite 401, Chicago, Illinois 60610, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 16133 Ventura Blvd., Suite 700, Encino, California 91436.

                                    RECITALS

        A. TBCC is providing financing to Grantor pursuant to the Loan and Security Agreement of even date herewith between TBCC and Grantor (as amended from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, Grantor has granted to TBCC a security interest in substantially all of Grantor's present and future assets, including without limitation all of Grantor's present and future general intangibles, and including without limitation the "Copyrights" (as defined below), to secure all of its present and future indebtedness, liabilities, guaranties and other obligations to TBCC.

        B. To supplement TBCC's rights in the Copyrights, Grantor is executing and delivering this Agreement.

        NOW, THEREFORE, for valuable consideration, Grantor agrees as follows:

        1. Assignment. To secure the complete and timely payment and performance of all "Obligations" (as defined in the Loan Agreement), and without limiting any other security interest Grantor has granted to TBCC, Grantor hereby hypothecates to TBCC and grants, assigns, and conveys to TBCC a security interest in Grantor's entire right, title, and interest in and to all of the following, now owned and hereafter acquired (collectively, the "Collateral"):

               (a) Registered Copyrights and Applications for Copyright Registrations. All of Grantor's present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in Schedule A to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. Section106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all of Grantor's present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the



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Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

               (b) Unregistered Copyrights. All of Grantor's present and future copyrights which are not registered in the United States Copyright Office (the "Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Schedule B to this Agreement, and any and all royalties, payments, and other amounts payable to Grantor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

               (c) Licenses. All of Grantor's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the written license agreements listed in Schedule C to this Agreement (the "Licenses").

               (d) Accounts Receivable. All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

               (e) Proceeds. All cash and non-cash proceeds of any and all of the foregoing.

        2.     Representations.  Grantor represents and warrants that:

               (a) Each of the Copyrights is valid and enforceable (except to the extent that the Unregistered Copyrights must be registered to be enforced);

               (b) Except for the security interests granted to TBCC and the non-exclusive licenses granted to Grantor's licensees with respect to the Copyrights in the ordinary course of business of Grantor, Grantor is (and upon creation of all future Copyrights, will be) the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the Copyrights and other Collateral, free and clear of any liens, charges, or encumbrances (except for the interests of other persons with whom Grantor jointly develops software in the future);

               (c) There is no pending claim that the use of any of the Copyrights does or may infringe upon or violate the rights of any third person nor does Grantor have knowledge of any pending or threatened infringement of any of the Copyrights by any third person.

               (d) Listed on Schedules A and B are all copyrights owned by Grantor, in which Grantor has an interest, or which are sublicensed by Grantor to others in the ordinary course of Grantor's business.



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               (e) Listed on Schedule C are all Licenses to which Grantor is a party.

               (f) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Grantor or was an employee of Grantor acting within the scope of his or her employment at the time of said creation.

               (g) All of Grantor's present and future software, computer programs and other works of authorship subject to United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Grantor (collectively, "Receivables"), shall be registered with the United States Copyright Office prior to the date Grantor requests or accepts any loan from TBCC with respect to such Receivables and prior to the date Grantor includes any such Receivables in any accounts receivable aging, borrowing base report or certificate or other similar report provided to TBCC, and Grantor shall provide to TBCC copies of all such registrations promptly upon the receipt of the same. Without limiting the foregoing, Grantor shall cause its present software programs listed on Schedule B to be registered with the United States Copyright Office within two weeks after the date hereof and promptly provide evidence thereof to TBCC.

        3. Covenants. Until all of the Obligations have been satisfied in full and the Loan Agreement has terminated:

               (a) Grantor shall not grant a security interest in any of the Copyrights or other Collateral to any other person and shall not enter into any agreement or take any action that is inconsistent with Grantor's obligations hereunder or Grantor's other Obligations or would impair TBCC's rights, under this Agreement or otherwise, without TBCC's prior written consent.

               (b) Grantor shall ensure that, commencing two weeks after the date hereof, each copy of the Registered Copyrights shall carry a complete and accurate copyright notice.

               (c) Grantor shall use its best efforts to preserve and defend Grantor's rights in the Copyrights unless Grantor, with the concurrence of TBCC, reasonably determines that a Copyright is not worth preserving or defending.

               (d) Grantor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Grantor all rights of authorship to any copyrighted material in which Grantor has or subsequently acquires any right or interest.

        4. License Rights. Grantor may license or sublicense the Copyrights only in the ordinary course of business and only on a non-exclusive basis, and only to the extent of Grantor's rights and subject to TBCC's security interest and Grantor's obligations under this Agreement.

        5. TBCC May Supplement. Grantor authorizes TBCC to modify this Agreement by amending Schedule A or B to include any future copyrights to be included in the Copyrights. Grantor shall from time to time update the lists of Registered Copyrights and Unregistered



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Copyrights on Schedules A and B and lists of License Agreements on Schedule C as
Grantor obtains or acquires copyrights or grants or obtains licenses in the future. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B or C shall in any way affect, invalidate or detract from TBCC's continuing security interest in all Copyrights, whether or not listed on Schedule A or B and all license agreements whether or not listed on Schedule C.

        6. Default. Upon an Event of Default (as defined in the Loan Agreement) TBCC shall have, in addition to all of its other rights and remedies under the Loan Agreement, all rights and remedies of a secured party under the Uniform Commercial Code (as enacted in any jurisdiction in which the Copyrights or other Collateral are located or deemed to be located) or other applicable law. Upon occurrence of an Event of Default, Grantor shall, upon request of TBCC, give written notice to all parties to the Licenses that all payments thereunder shall be made to TBCC, and TBCC may itself give such notice (in which case it shall promptly provide copies thereof to Grantor).

        7. Fees and Expenses. On demand by TBCC, without limiting any of the terms of the Loan Agreement, Grantor shall pay all reasonable fees, costs, and expenses (including without limitation reasonable attorneys' fees and legal expenses) incurred by TBCC in connection with (a) preparing this Agreement and all other documents relating to this Agreement, (b) consummating this transaction, (c) filing or recording any documents (including all taxes in connection therewith) in public offices; and (d) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Copyrights or defending or prosecuting any actions or proceedings arising out of or related to the Copyrights.

        8. TBCC's Rights. In the event that Grantor fails to use its best efforts to preserve and defend Grantor's rights in the Copyrights (except as permitted by paragraph 3(c) hereof) within a reasonable period of time after learning of the existence of any actual or threatened infringement thereof, upon twenty (20) days' prior written notice to Grantor, TBCC shall have the right, but shall in no way be obligated to, bring suit or take any other action, in its own name or in Grantor's name, to enforce or preserve TBCC's or Grantor's rights in the Copyrights. Grantor shall at the request of TBCC and at Grantor's expense do any lawful acts and execute any documents requested by TBCC to assist with such enforcement. In the event Grantor has not taken action to enforce or preserve TBCC's and Grantor's rights in the Copyrights and TBCC thereupon takes such action, Grantor, upon demand, shall promptly reimburse and indemnify TBCC for all costs and expenses incurred in the exercise of TBCC's or Grantor's rights under this Section 8.

        9. No Waiver. No course of dealing between Grantor and TBCC, nor any failure to exercise nor any delay in exercising, on the part of TBCC, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by TBCC shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by TBCC.

        10. Rights Are Cumulative. All of TBCC's rights and remedies with respect to the Copyrights and other Collateral whether established by this Agreement, the Loan Agreement, or any



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other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

        11. Copyright Office. At the request of TBCC, Grantor shall execute any further documents necessary or appropriate to create and perfect TBCC's security interest in the Copyrights, including without limitation any documents for filing with the United States Copyright Office and/or any applicable state office. TBCC may record this Agreement, an abstract thereof, or any other document describing TBCC's interest in the Copyrights with the United States Copyright Office, at the expense of Grantor.

        12. Indemnity. Grantor shall protect, defend, indemnify, and hold harmless TBCC and TBCC's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on TBCC relating to the matters in this Agreement, including, without limitation, in connection with TBCC's defense of any infringement action brought by a third party against TBCC (except to the extent that any loss is determined in a final and non-appealable judgment by a court of competent jurisdiction to have directly resulted from TBCC's gross negligence or willful misconduct).

        13. Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

        14. Amendments; Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties, except as provided in
Section 5 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving TBCC greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to TBCC under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

        15. Further Assurances. At TBCC's request, Grantor shall execute and deliver to TBCC any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate TBCC's security interests in the Copyrights or other Collateral.

        16. Release. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, the security interests granted herein shall terminate, and TBCC shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to perfect such termination of TBCC's security interest in the Copyrights, subject to any disposition of the Copyrights which may have been made by TBCC pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to



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continue if Grantor enters into any bankruptcy or similar proceeding at a time when any amount paid to TBCC could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

        17. True and Lawful Attorney. Grantor hereby appoints TBCC as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor: (a) execute an abstract of this Agreement or any other document describing TBCC's interest in the Copyrights, for filing with the United States Copyright Office; (b) execute any modification of this Agreement pursuant to Section 5 of this Agreement; and (c) following an Event of Default (as defined in the Loan Agreement) execute any assignments, notices or transfer documents for purposes of transferring title or right to receive any of the Copyrights or other Collateral to any person, including without limitation TBCC.

        18. Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of TBCC, except as specifically permitted hereby.

        19. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS. ALL DISPUTES BETWEEN THE GRANTOR AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.



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        20. WAIVER OF RIGHT TO JURY TRIAL. TBCC AND GRANTOR EACH HEREBY WAIVE
THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND GRANTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR GRANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

        WITNESS the execution hereof as of the date first written above.

                                 Grantor:

                                 ACCUMED INTERNATIONAL, INC.


                                 By:
                                     Leonard R. Prange, Chief Operating Officer
                                     and Chief Financial Officer
Accepted.

TBCC:

TRANSAMERICA BUSINESS CREDIT CORPORATION


By: ..............................................
Name (please print):
 ..................................................
Title:............................................



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                                   Schedule A
                                       to
                     Security Agreement in Copyrighted Works


                           ACCUMED INTERNATIONAL, INC.

                              Registered Copyrights



U.S. Copyrights
                                           REGISTRATION                DATE
        TITLE OF WORK/YEAR OF                 NUMBER                OF ISSUANCE
              CREATION



                                      NONE.



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                                   Schedule B
                                       to
                     Security Agreement in Copyrighted Works


                           ACCUMED INTERNATIONAL, INC.

                             Unregistered Copyrights
                   (Where No Copyright Application Is Pending)

Copyright Description

ESP Software 4.0

AcCell DMS

TracCell 200



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                                   Schedule C
                                       to
                     Security Agreement in Copyrighted Works


                           ACCUMED INTERNATIONAL, INC.

                               License Agreements



                                      NONE.



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